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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (File No. 333-94615) of EMB Corporation of our report dated March 31, 2000 appearing on page F-2 of this Form 10-KSB.


                              /s/ McKennon, Wilson & Morgan, LLP
                              ----------------------------------

Irvine, CA
April 10, 2000